LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

We would like to express our appreciation for the confidence you have shown in our investment philosophy. In addition, we are thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

2000 FIRST QUARTER RESULTS

During the first quarter, the investment portfolio increased 1%. Our net asset value also gained 1% from $7.57 to $7.63. This is our third quarter of the past four where our net asset value has risen. All together, our NAV has advanced 9% over the latest 12 months, as adjusted for the .05 remainder distribution paid near year end 1999.

The latest quarter brought stock market volatility which we have been warning of. Because we anticipated this volatility and prepared for it, we were able to cushion our shareholders from periods of decline seen in the S&P 500, NASDAQ and Russell 2000 indices. We continue to have sizable cash reserves for even greater potential volatility ahead; therefore, we are in an excellent position to take advantage of buying opportunities when they arise.

COMPANY S

One of Z-Seven's latest investments is in a thinly-traded, small-cap British company whose identity we kept a mystery until now. It is actually the example we used as a comparison to Rathbone Brothers PLC in our 1998 annual report. It is Brewin Dolphin PLC, another smallish investment manager which ultimately met our criterion for consistency of operating earnings growth in 1999, when we then made it a new investment.

MORE ABOUT "COMPANY S"

In the past, we have adopted generic names for new investments so thinly traded that we did not want to invite competition in purchasing more of them.

The first name masking the identity of a stock was taken after the Brand-X concept and called "Company X." Company X was Brent-Walker Plc, a major British holding which began in 1986. About 80% of our Brent-Walker position was sold in 1988 at nearly seven times its cost from just two years earlier.

"Company Y" was the next name, and it was adopted for Boston Acoustics in 1989. Once our largest investment, most of our Boston Acoustics shares were sold in 1992 at about five times what we first paid for the stock.

"Company Z" came right after "Company Y" in 1989 and was Airtours Plc, our most profitable holding ever. Most of our shares were sold a little over three years after their purchase, for nine times their original cost. The balance of our Airtours shares were gradually eliminated during the remainder of our seven-year holding at prices that were approximately 26 times what we first paid for them.

Nine years ago we began to go in reverse in our alphabetical monikers, and nicknamed International Speedway "Company W" and Intertrans "Company V." Most of International Speedway shares were sold four years later for nearly triple what was paid for them; Intertrans doubled for us.

The two most recent mystery stocks, "Company U" and "Company T," were respectively National Dentex, which we still own, and Weetabix, Ltd., in which we are no longer invested.

Our current holding of National Dentex has increased 55% for us. We previously sold most of our shares at much higher prices (some nearly triple what was paid for them) and may enlarge this holding in the future, if given the opportunity. Weetabix shares no longer met all of our purchase criteria and are no longer in our portfolio, having more than doubled in approximately four years.

Following in the footsteps of Companies "T" through "Z", "Company S" (Brewin Dolphin, PLC) is getting off to an excellent start. It closed 1999 as our biggest holding, with a 60% return on our investment. The share price has continued to make progress in the first quarter of the new year, and has now more than doubled since we first purchased it only a little more than one year ago.

2000 FIRST QUARTER OUTLOOK

It appears that we are in that phase usually found at or near major market tops when share price indices are still climbing to new highs, but most stocks are not participating. In addition, the Fed and The Bank of England are pursuing tight money policies. Whether it's the year 2000 or 2001, stock market history would strongly suggest a bear market will follow these conditions. While even an over-inflated, narrowly-driven market could buck the odds for a while, for just how long may depend upon how hard the Fed will lean on it. In addition to higher interest rates, the Fed may seek an increase in the margin rate for stock investors and/or day traders.

We have greatly streamlined our investments which, with very few exceptions, are now in companies that are continuing to generate earnings growth and positioning themselves to increase profits further into the future. Even before selling our ultra-high P/E stocks during the first week of the new year, our portfolio is demonstrating excellent value, with a P/E of 7 times estimated earnings at year-end. This is less than 5 times after deducting cash per share. These factors, combined with the fact that we have the cash to take advantage of opportunities coming to the long-term, value-oriented investor, lay a solid foundation for growth potential in our investments, not for 2000 alone, but for many years to come.

Sincerely,



Barry  Ziskin                                                     May  11,  2000


Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
at March 31, 2000   (Unaudited)

--------------------------------------------------------------------
Investment Securities (a)                                  Value
--------------------------------------------------------------------
Common Stocks                                 Shares
--------------------------------------------------------------------
APPAREL & ACCESSORIES  -  1.9%
 Abbeycrest Plc                                  10,000  $    18,385
 Quiksilver, Inc. (b)                            15,150      266,072
 Tarrant Apparel Group (b)                        5,100       38,250
                                                         -----------
                                                             322,707
                                                         -----------
AUTOMOTIVE  -  2.7%
 Strattec Security Corporation (b)               13,600      467,500
                                                         -----------
                                                             467,500
                                                         -----------
BUILDING & MATERIALS  -  3.3%
 Barratt Developments Plc                        53,000      200,367
 Hughes Supply                                   12,200      189,100
 NCI Building Systems, Inc. (b)                   9,400      176,837
                                                         -----------
                                                             566,304
                                                         -----------
COMPUTER & RELATED  -  5.1%
 Cybex Computer Products
     Corporation (b)                              7,200      270,900
 Insight Enterprises, Inc. (b)                    6,187      225,439
 Pomeroy Computer
     Resources, Inc. (b)                         19,900      365,662
                                                         -----------
                                                             862,001
                                                         -----------
CONSUMER PRODUCTS (OTHER) - 0.9%
 Day Runner, Inc. (b)                                         30,976
 Lindt & Spr ngli AG                                 46      116,825
                                                         -----------
                                                             147,801

ELECTRICAL & ELECTRONICS  -  7.8%
 LSI Industries, Inc.                            11,600      225,475
 Roxboro Group Plc                              100,500      374,342
 Technitrol, Inc.                                12,600      733,950
                                                         -----------
                                                           1,333,767
                                                         -----------
FINANCIAL SERVICES  -  9.6%
 Brewin Dolphin                                  34,500      619,189
 Jardine Lloyd Thompson Group Plc               125,600      484,829
 Rathbone Brothers Plc                           33,000      534,488
                                                         -----------
                                                           1,638,506
                                                         -----------
HEALTH & PERSONAL CARE  -  2.3%
 National Dentex Corporation (b)                 17,100  $   252,225
 Novartis AG                                         99      135,357
                                                         -----------
                                                             387,582
                                                         -----------

LEISURE  -  1.7%
 Anchor Gaming (b)                                2,600       98,638
 Ballantyne of Omaha, Inc. (b)                   50,505      189,394
                                                         -----------
                                                             288,032
                                                         -----------


Z-Seven Fund, Inc.
SCHEDULE OF INVESTMENTS
at March 31, 2000   (Unaudited)   Continued

--------------------------------------------------------------------
Investment Securities (a)                                  Value
--------------------------------------------------------------------
Common Stocks                                 Shares
--------------------------------------------------------------------
MULTI-INDUSTRY  -  3.8%
 Tomkins Plc                                     40,966      131,398
 VT Holding A/S (Cl B)                           10,565      508,898
                                                         -----------
                                                             640,296
                                                         -----------
RETAIL  -  2.8%
 Grow Biz International, Inc. (b)                16,700      129,425
 The Men's Wearhouse, Inc. (b)                    9,900      293,288
 Westfair Foods                                     360       62,133
                                                         -----------
                                                             484,846
                                                         -----------
TOTAL COMMON STOCKS  -  41.9%
     (Cost $5,928,492)                                     7,139,342
                                                         -----------

--------------------------------------------------------------------
Options                                     Contracts
--------------------------------------------------------------------
S & P  500 PUTS   - 4.1%
--------------------------------------------------------------------
 Expires 4/20/00 (Cost $498,435)                     47      695,600
====================================================================

Short Term Investments
--------------------------------------------------------------------
U.S. TREASURY BILLS - 49.5%
--------------------------------------------------------------------
(1) matures 4/27/00, par 2,500,000                       $ 2,489,814
(2) matures 4/27/00, par 4,500,000                         4,481,650
(3) matures 8/24/00, par 1,500,000                         1,465,359
                                                         -----------
                                                           8,436,823
                                                         -----------
TOTAL INVESTMENT IN SECURITIES - 95.5%
     (Cost $14,863,750)                                  $16,271,765
                                                         -----------
CASH, RECEIVABLES, AND OTHER ASSETS
     LESS LIABILITIES  -  4.5%                               764,513
                                                         -----------
NET ASSETS  -  100.0%
     (Equivalent to $7.63 per share based
     on 2,232,031 shares of capital stock
     Outstanding)                                        $17,036,278
                                                         ===========

(a)     Percentages are based on net assets of $17,036,278.
(b)     Non-income producing investment.


COMMON STOCKS BY COUNTRY
-------------------------------------
Percent      Country        Value
-------  --------------  ------------

  55.4%  United States     $3,953,130
  33.1   United Kingdom     2,362,998
   7.1   Denmark              508,898
   3.5   Switzerland          252,183
   0.9   Canada                62,133
                           ----------
 100.0%                    $7,139,342
                           ----------

BOARD  OF  DIRECTORS

Barry Ziskin
Albert Feldman
Dr. Jeffrey Shuster
Rochelle Ziskin
Maria De Los Santos

INVESTMENT ADVISOR

TOP Fund Management, Inc.

OFFICERS

Barry Ziskin
President and Treasurer

Barbara Perleberg
Secretary

CUSTODIAN

Chase Manhattan Bank

TRANSFER AGENT

Norwest Bank Minnesota, N.A.
Shareowner Services

INDEPENDENT AUDITORS

KPMG LLP

GENERAL COUNSEL

Kilpatrick Stockton LLP

STOCK LISTINGS

NASDAQ
Symbol: ZSEV
Pacific Exchange
Symbol: ZSE

CORPORATE OFFICE

1819 South Dobson Road
Suite 109
Mesa, AZ 85202
(480) 897-6214
Fax  (480)  345-9227
Zseven@aol.com